JELD-WEN HOLDING, INC. 2026 OMNIBUS EQUITY PLAN STOCK APPRECIATION RIGHT AWARD AGREEMENT THIS STOCK APPRECIATION RIGHT AWARD AGREEMENT (together with the Grant Award and Exhibit A attached hereto, the “Agreement”) is made as of the date (the “Grant Date”) as stated on the Grant Award/Notice on the last page hereto (the “Grant Award”) between JELD-WEN Holding, Inc., a Delaware corporation (the “Company”), and the individual named on the Grant Award (the “Participant”). WHEREAS, the Company desires to grant to the Participant a stock appreciation right under the JELD-WEN Holding, Inc. 2026 Omnibus Equity Plan, as such plan may be amended and/or restated from time to time (the “Plan”); and WHEREAS, the Company and the Participant understand and agree that any capitalized terms used herein, if not otherwise defined, shall have the same meanings as in the Plan. NOW, THEREFORE, in consideration of the following mutual covenants and for other good and valuable consideration, including specifically, but not limited to, the Participant’s acknowledgement and agreement of the terms and conditions contained in Sections 5 and 7 and Exhibit A, the parties agree as follows: 1. Grant of Stock Appreciation Right. The Company grants to the Participant a stock appreciation right (the “Award”) with respect to such number of Shares as is stated in the Grant Award on the terms and subject to all conditions and limitations set forth herein and in the Plan, which is incorporated herein by reference. The Participant acknowledges receipt of a copy of the Plan and acknowledges that the definitive records pertaining to the grant of this Award, and exercises of rights hereunder, shall be retained by the Company. 2. Base Price. The base price of the Award shall be the Fair Market Value of a Share as of the Grant Date (the “Base Price”), as stated in the Grant Award. 3. Vesting and Exercisability. (a) Vesting. Subject to the Plan and this Agreement, the Award shall become vested and exercisable (to the extent vested and exercisable, the “Vested SARs”) in the number of installments stated in the Grant Award on the specified anniversary of the Grant Date (each, a “Vesting Date”), so long as the Participant continues to be an Eligible Individual at all times from the Grant Date through the relevant Vesting Date (subject to Section 4(g)), and all vesting shall Exhibit 10.6

2 cease upon the date the Participant is Terminated for any reason other than Disability, death or Retirement. Upon the Termination of the Participant by reason of Disability or death, the Award shall continue to become vested and exercisable on each Vesting Date following the Termination as if the Participant had continued to be an Eligible Individual on such Vesting Dates. Upon the Termination of the Participant by reason of Retirement, the Award shall be prorated based on the percentage of time between the Grant Date and the Vesting Dates in which the Participant was considered an Eligible Individual. For purposes of this Agreement, unless otherwise expressly defined by an applicable jurisdiction, an employee is eligible for “Retirement” at any time on or after (i) attaining age fifty-five (55) with ten (10) years of service with the Company and its Subsidiaries or (ii) attaining age sixty (60) with five (5) years of service with the Company and its Subsidiaries. In no event does Retirement include any Termination for Cause as determined in the sole discretion of the Board or any committee of the Board. Human Resources shall have discretion to determine and record Participant’s “years of service” under this section. (b) Exercise. Upon the exercise of any Vested SARs, the Participant shall be entitled to receive an amount (the “Payment Amount”) determined by multiplying (a) the excess of (i) the Fair Market Value of a Share as of the last business day preceding the date of exercise of such Vested SARs over (ii) the Base Price, multiplied by (b) the number of Shares as to which the Vested SARs are being exercised. The Award may be exercised only with respect to Vested SARs. [The Committee may limit the amount payable in respect of an Award to a maximum of [__] times the original value of the Award on the Grant Date.] (c) Termination. Except as provided in Sections 4(c)-(f) and subject to Sections 4(b) and 5, the Award may be exercised only prior to the Participant’s Termination. (d) Limitations. For the avoidance of doubt, the limitations on the Participant’s ability to exercise the Award contained in this Agreement are independent, and the Award shall be exercisable only to the extent that none of such limitations apply. (e) Taxes and Tax Witholding. The Participant acknowledges and agrees that the Company may withhold from any payment of cash or Shares or other benefit to the Participant an amount sufficient to cover any withholding taxes which may become required with respect to such payment. To satisfy the required minimum withholding amount, the Company shall withhold from the Payment Amount an amount equal to the minimum withholding amount as of the date that the amount of tax to be withheld is determined as nearly as equal as possible to, but not exceeding (unless permitted by the Committee in an manner in accordance with Applicable Law and applicable accounting principles), the amount of such obligations being satisfied. Alternatively, the Company may, at its option, permit the Participant to pay such withholding amount in cash under procedures established by the Company. 4. Exercisability Upon and After Termination. (a) Unvested SARs. Any portion of the Award which has not vested in accordance with Section 3(a) of this Agreement prior to the Participant’s Termination for any reason other than Disability, death or Retirement shall be cancelled, forfeited and terminated upon such Termination.

3 (b) For Cause. If the Participant is Terminated for Cause, as determined in the sole discretion of the Board or any committee of the Board, the Award shall terminate as of immediately prior to such Termination, including with respect to Vested SARs, and the Participant shall thereafter cease to have any right to exercise any portion of the Award or to any benefits related to the Award. Furthermore, if the Board or any committee of the Board, prior to or following the date the Participant is Terminated, and after full consideration of the facts, finds that the Participant has engaged in fraud, embezzlement, theft, commission of a felony, dishonesty or any other conduct inimical to the Company or a Subsidiary, the Participant shall forfeit the entirety of the Award, whether or not vested, and shall return to the Company any gain on Shares previously issued in connection with the exercise of Vested SARs since the earlier of (x) the date the inimical conduct occurred and (y) the date that is one year prior to the date of Termination. The decision of the Board or any committee of the Board shall be final. (c) Disability. If the Participant is Terminated by reason of Disability, the Award may be exercised, to the extent it is a Vested SAR (including in respect of portions of the Award that continue to vest after Disability by reason of Section 3(a) above), on the date of exercise until the earlier of twelve (12) months after the final Vesting Date and the Expiration Date, following which the Award shall, if not exercised, terminate. (d) Death. If the Participant is Terminated by reason of his or her death, the Award may be exercised by the Participant’s estate or personal representative to the extent it is a Vested SAR (including in respect of portions of the Award that continue to vest after death by reason of Section 3(a) above) on the date of exercise until the earlier of twelve (12) months after the final Vesting Date and the Expiration Date, following which the Award shall, if not exercised, terminate. (e) Retirement. If the Participant is Terminated by reason of Retirement, the Award may be exercised by the Participant to the extent it is a Vested SAR (including in respect of portions of the Award that continue to vest after Retirement by reason of Section 3(a) above) on the date of exercise until the earlier of twelve (12) months after the final Vesting Date and the Expiration Date, following which the Award shall, if not exercised, terminate. (f) Other. If the Participant is Terminated for any reason other than death, Disability, Retirement or termination for Cause, as determined in the sole discretion of the Board or any committee of the Board, the Award may be exercised by the Participant to the extent it was a Vested SAR on the date of Termination until the earlier of the date that is ninety (90) days after the date of such Termination and the Expiration Date, following which the Award shall, if not exercised, terminate. (g) Leaves of Absence. Notwithstanding anything to the contrary in the Plan and subject to Applicable Law, with respect to the Award, the Committee may, in its sole discretion, determine whether the Participant is considered to be an Eligible Individual if the Participant is on a leave of absence that has been approved by the Company’s head of Human Resources, for any reason, provided that rights to the Award during certain long-term leaves of absence (as determined by the Committee) will be limited to the extent to which those rights were earned or vested when the leave of absence began. For clarity and subject to Applicable Law, any

4 limitations on rights to the Award during such leaves of absence will cease as of the date such leave of absence has ended. (h) Not a Contract of Employment or Service. Nothing in the Plan or this Agreement shall confer upon the Participant any right to be continued in the employment or service of the Company or any Affiliate, or to interfere in any way with the right of the Company or any Parent or Subsidiary by whom the Participant is employed or provides services to Terminate the Participant’s employment or service at any time or for any reason, with or without cause, or to decrease the Participant’s compensation or benefits. 5. Prohibited Conduct; Restatements. (a) Consequences of Prohibited Conduct. If the Company determines that the Participant has engaged in any Prohibited Conduct (as defined in Section 5(b)), then: (i) The Award shall immediately terminate, including with respect to Vested SARs, and the Participant shall have no right to receive the underlying Shares, cash or any other benefits related to the Award; and (ii) If the Company determines that Prohibited Conduct occurred on or before the first anniversary of the date the Award was exercised, the Participant shall repay and transfer to the Company (A) the number of Shares issued to the Participant under this Agreement within such one year period (the “Forfeited Shares”), plus (B) the amount of cash equal to the sum of (i) the portion of the Payment Amount, if any, paid to the Participant in cash within such one year period and (ii) the withholding taxes paid by withholding a portion of the Payment Amount from the Participant with respect to such exercise of the Award(whether such Payment Amount is in the form of Shares or cash) . If any Forfeited Shares have been sold by the Participant prior to the Company’s demand for repayment, the Participant shall repay to the Company (A) 100% of the proceeds of such sale or sales, plus (B) the amount of cash equal to the sum of (i) the portion of the Payment Amount, if any, paid to the Participant in cash within such one year period and (ii) the withholding taxes paid by withholding a portion of the Payment Amount from the Participant with respect to such exercise of the Award (whether such Payment Amount is in the form of Shares or cash). The Company may, in its sole discretion, reduce the amount to be repaid by the Participant to take into account the tax consequences of such repayment for the Participant. (b) Prohibited Conduct. Each of the following constitutes “Prohibited Conduct”: (i) The conviction or entry of a plea of guilty or nolo contendere to (A) any felony or (B) any crime (whether or not a felony) involving moral turpitude, fraud, theft, breach of trust or other similar acts, whether under the laws of the United States or any state thereof or any similar foreign law to which the person may be subject;

5 (ii) Being engaged or having engaged in conduct constituting breach of fiduciary duty, dishonesty, willful misconduct or material neglect relating to the Company or any of its Subsidiaries or the performance of a person’s duties; (iii) Appropriation (or an overt act attempting appropriation) of a material business opportunity of the Company or any of its Subsidiaries; (iv) Misappropriation (or an overt act attempting misappropriation) of any funds of the Company or any of its Subsidiaries; (v) The willful failure to: (A) follow a reasonable and lawful directive of the Company or any of its Subsidiaries at which a person is employed or provides services, or the Board of Directors or (B) comply with any written rules, regulations, policies or procedures of the Company or a Subsidiary at which a person is employed or provides services which, if not complied with, would reasonably be expected to have more than a de minimis adverse effect on the business or financial condition of the Company; (vi) Violation of a person’s employment, consulting, separation or similar agreement with the Company or any non-disclosure, non-solicitation or non-competition covenant in any other agreement to which the person is subject; (vii) During the Participant’s employment or service with the Company or at any time after Termination for any reason, the Participant, in violation of any Company policies or agreements with the Company, discloses or misuses any of the Company’s trade secrets or other confidential information regarding the Company, including without limitation, matters relating to cost data, formulas, patterns, compilations, programs, devices, methods, techniques, processes, manufacturing processes, business strategy and plans, customer information, pricing information, supplier information, the Company’s policies and procedures and other financial data of the Company; (viii) Deliberate and continued failure to perform material duties to the Company or any of its Subsidiaries; or (ix) Violation of the Company’s Code of Business Conduct and Ethics, as it may be amended from time to time. (c) Restatement of Financial Statements; Clawback Policy. In addition to the other provisions in this Agreement or the Plan, any amounts of compensation paid or awarded to the Participant under this Agreement, including the Award and any Shares, cash or any other benefit issued upon exercise of the Award shall be subject to compensation recovery (clawback) pursuant to the terms and conditions of any Company policy in effect on the Grant Date or adopted by the Company or any Affiliate at any time thereafter, including the Company’s Incentive Compensation Clawback Policy, as may be in effect from time to time or to the extent applicable to the Participant and required by Applicable Law or applicable listing standards of a national

6 securities exchange. The Participant acknowledges and agrees that he or she (i) has received a copy of the Company’s Incentive Compensation Clawback Policy and other applicable polic(ies), (ii) has had an opportunity to review Company’s Incentive Compensation Clawback Policy and other applicable polic(ies), (iii) is currently bound by or may hereafter become bound by all the terms and conditions of the Company’s Incentive Compensation Clawback Policy and other applicable polic(ies)and (iv) will comply with any Company request or demand for such recoupment or clawback. (d) Determinations. The Committee shall, in its sole discretion, make all determinations regarding this Section 5, including whether any Prohibited Conduct has occurred, and the determinations by the Committee shall be final and binding on all parties. (e) Company and its Affiliates. All references in this Section 5 to the Company shall include the Company and any of its Subsidiaries and Affiliates. 6. Form and Timing of Payment; Issuance of Stock. Upon the exercise of Vested SARs in accordance with the terms of the Plan and this Agreement, the Payment Amount shall be paid, in the sole discretion of the Committee solely in whole Shares having an aggregate Fair Market Value equal to the Payment Amount, solely in cash or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment shall be rounded down to the nearest whole Share. In the event that all or a portion of the Payment Amount is payable in the form of Shares, upon compliance with the terms and conditions of this Agreement and the Plan, the Company shall deliver to the Participant as soon as practicable (but in any event within 30 days following the date of exercise of the Award) an appropriate certificate or certificates (which may be in electronic form) for the Shares as to which the Award was exercised, subject to Section 3(e). In the event that all or a portion of the Payment Amount is distributed in the form of cash, upon compliance with the terms and conditions of this Agreement and the Plan, the Company shall distribute the cash payment for such portion of the Payment Amount within 30 days following the date on which the Award was exercised (subject to Section 3(e). The Company shall pay all fees and expenses necessarily incurred by the Company in connection with the issuance of the Shares. The holder of this Award shall have the rights of a stockholder only with respect to those Shares covered by the Award which have been registered in the holder’s name in the share register of the Company upon the due exercise of the Award. 7. Restrictive Covenants. As a condition to receipt of the Award and/or delivery of the Shares, cash or any other benefit under the Agreement, which the Participant acknowledges to be good and valuable consideration for the Participant’s obligations under this Agreement, the Company and the Participant agree as follows: (a) The Participant expressly acknowledges and agrees that he or she shall comply with the restrictive covenants applicable to the Participant that are described in Exhibit A attached hereto (such covenants, the “Award Covenants”). Notwithstanding the foregoing, and without limiting the provisions of Section 5 herein, in the event that the Participant has entered

7 into, or in the future enters into, or is or becomes otherwise subject to, any non-competition, non- solicitation, confidentiality, non-disclosure or other similar agreements, plans or arrangements with the Company or any Subsidiary or Affiliate (together with the Award Covenants, collectively, the “Covenants Agreement”), the Participant expressly acknowledges and agrees that any rights he or she may have with respect to the Award, the Shares subject to the Award, cash and/or any other benefits related to the Award or the Shares shall be subject to forfeiture of the Award, recovery of the Shares and cash amounts paid under the Agreement, recovery of any gain from the sale of such Shares and/or recovery of related benefits underlying the Award, if the Participant breaches the Covenants Agreement, with such forfeiture and/or recovery to be upon such terms and conditions as may apply under Section 5 herein or as may be established by the Committee. The Participant acknowledges that his or her agreement to the provisions of this Section 7(a) and Section 5 is a condition to the receipt of the Award and/or delivery of the Shares, cash or any other benefit under this Agreement and that such benefits constitute good and valuable consideration for the Participant’s obligations under this Section 7 and Section 5 and the Award Covenants in Exhibit A attached hereto. (b) Notwithstanding anything herein to the contrary, nothing in this Section 7 shall (i) prohibit the Participant from making reports of possible violations of federal law or regulation to any governmental agency or entity in accordance with the provisions of and rules promulgated under Section 21F of the Exchange Act or Section 806 of the Sarbanes-Oxley Act of 2002, as amended, or of any other whistleblower protection provisions of federal law or regulation; (ii) require notification or prior approval by Company of any such report; provided that (except to the extent otherwise required under Applicable Law), the Participant is not authorized to disclose communications with counsel that were made for the purpose of receiving legal advice or that contain legal advice or that are protected by the attorney work product or similar privilege; or (iii) limit the Participant’s right to receive an award for providing information relating to a possible securities law violation to the U.S. Securities and Exchange Commission or to other governmental agencies pursuant to the whistleblower protection provisions of federal law or regulation. Furthermore, the Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (A) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney, in each case, solely for the purpose of reporting or investigating a suspected violation of law or (B) in a complaint or other document filed in a lawsuit or proceeding, if such filings are made under seal. 8. Non-Assignability. To the extent permitted by state law, the Company may assign this Agreement to any Subsidiary or Affiliate of the Company or otherwise, or to any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company. This Agreement shall inure to the benefit of the Company, its Subsidiaries and its Affiliates and its or their permitted successors and assigns. The Participant may not assign this Agreement or any part hereof. Any purported assignment by the Participant shall be null and void from the initial date of purported assignment. This Award shall not be transferable by the Participant and shall be exercisable only by the Participant, except as the Plan or this Agreement may otherwise provide. 9. Expiration. Unless otherwise earlier terminated as provided herein, the Award will expire and terminate on the date stated in the Grant Award (the “Expiration Date”). The

8 Participant acknowledges that the Company has no obligation to advise the Participant of the pending expiration of the Award. 10. Notices. All notices, consents and other communications required or permitted to be given under or by reason of this Agreement shall be in writing and shall be delivered personally or by e-mail or reputable overnight courier. If to the Company, notice shall be made at its principal corporate headquarters, addressed to the attention of the Corporate Secretary. If to the Participant, notice shall be made at the Participant’s address on file with the Company. Either party may designate at any time hereafter in writing some other address for notice. 11. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware. Any litigation against any party to this Agreement arising out of or in any way relating to this Agreement shall be brought in any federal or state court located in the State of Delaware in New Castle County and each of the parties hereby submits to the exclusive jurisdiction of such courts for the purpose of any such litigation; provided, that a final judgment in any such litigation shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party irrevocably and unconditionally agrees not to assert (a) any objection which it may ever have to the laying of venue of any such litigation in any federal or state court located in the State of Delaware in New Castle County, (b) any claim that any such litigation brought in any such court has been brought in an inconvenient forum and (c) any claim that such court does not have jurisdiction with respect to such litigation. To the extent that service of process by mail is permitted by Applicable Law, each party irrevocably consents to the service of process in any such litigation in such courts by the mailing of such process by registered or certified mail, postage prepaid, at its address for notices provided for herein. 12. Binding Effect; Entire Agreement. This Agreement, together with the Plan and any terms related to the Award under any written employment agreement or similar agreement or arrangement with the Company, contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior understandings, agreements or correspondence between the parties, and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto. 13. Severability. Each provision of this Agreement will be treated as a separate and independent clause and unenforceability of any one clause will in no way impact the enforceability of any other clause. Should any of the provisions of this Agreement be found to be unreasonable or invalid by a court of competent jurisdiction, such provision will be enforceable to the maximum extent enforceable by the law of that jurisdiction. The parties hereby further agree that any such court is expressly authorized to modify any unenforceable provision of this Agreement instead of severing the unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making any other modifications it deems warranted to carry out the intent and agreement of the parties hereby as embodied in this Agreement to the maximum extent permitted by law. The parties hereby expressly agree that this Agreement as so modified by the court shall be binding upon and enforceable against each of them. Should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, that invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement,

9 and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had not been set forth in this Agreement. 14. Modification and Waiver. This Agreement may be amended or modified as provided in the Plan. No waiver by either party hereto of any breach of any condition or provision of this Agreement to be performed by the other party hereto shall be deemed a waiver of any similar or dissimilar provision or condition at the same or any prior or subsequent time, nor shall the failure of or delay by either party hereto in exercising any right, power or privilege under this Agreement operate as a waiver to preclude any other or further exercise of any right, power or privilege. IN WITNESS WHEREOF, the Company and the Participant have caused this Agreement to be executed on their behalf, by their duly authorized representatives, all on the day and year stated in the Grant Award. The Participant’s on-line acceptance of the Agreement constitutes his or her agreement to the Agreement’s terms and conditions, including but not limited to the provisions of Sections 5 and 7 herein and Exhibit A attached hereto.

10 Grant Award/Notice Stock Appreciation Right Award Company Name JELD-WEN Holding, Inc. Plan SAR 2026 Plan Participant Id ###EMPLOYEE_NUMBER### Participant Name ###PARTICIPANT_NAME### Jurisdiction ###JURISDICTION### Grant/Award Type Stock Appreciation Right Share Amount ###TOTAL_AWARDS### [Shares Eligible to be Stock-Settled ###QTY_GRANTED###] [Shares Eligible to be Cash-Settled ###QTY_GRANTED###] Grant/Award Date ###GRANT_DATE### Base Price ###BASE_PRICE### Expiration Date ###EXPIRATION_DATE###

11 Exhibit A Restrictive Covenants